UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 19, 2022

VIRIOS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39811	85-4314201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Milton Avenue
Alpharetta, GA 30009

(Address of Principal Executive Offices, and Zip Code)

(866) 620-8655

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VIRI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On September 19, 2022, Virios Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with ThinkEquity LLC (the “Underwriter”) in connection with the issuance and sale by the Company in a public offering of 10,000,000 shares of the Company’s common stock (the “Firm Shares”) at a public offering price of $0.50 per share (the “Offering”), less underwriting discounts and commissions, pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-263700) and a related prospectus supplement filed with the Securities and Exchange Commission (the “SEC”). Pursuant to the Underwriting Agreement, the Company has also granted to the Underwriter (1) an over-allotment option of 1,500,000 shares (the “Option Shares”) and (2) warrants to purchase up to 5% of the Firm Shares and Option Shares purchased in the Offering, such warrants to be exercisable as set forth in the Representative’s Warrant Agreement attached as Exhibit A to the Underwriting Agreement. The closing of the Offering is expected to occur on or about September 22, 2022, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Duane Morris LLP, counsel to the Company, has issued an opinion to the Company, dated September 19, 2022, regarding the validity of the shares of common stock to be issued and sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01.    Other Events.

On September 19, 2022, the Company issued a press release announcing the proposed public offering of its common stock. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

On September 19, 2022, the Company issued a press release announcing that it priced a public offering of its common stock. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 19, 2022, between Virios Therapeutics, Inc. and ThinkEquity LLC
5.1	Opinion of Duane Morris LLP
23.1	Consent of Duane Morris LLP (included in Exhibit 5.1)
99.1	Virios Therapeutics, Inc. press release dated September 19, 2022
99.2	Virios Therapeutics, Inc. press release dated September 19, 2022
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRIOS THERAPEUTICS, INC.

	By:	/s/ Angela Walsh
	Name:	Angela Walsh
	Title:	Senior Vice President of Finance and Corporate Secretary
September 20, 2022

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